ENTERPRISE FINANCIAL℠

2013 Annual Shareholders Meeting

James J. Murphy, Jr.

Chairman

FINANCIAL SUMMARY

FORWARD-LOOKING STATEMENT

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2012 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

ANNUAL EARNINGS COMPARISON

(dollars in millions, except per share)

	2011	2012
Net income	**$25.4**	**$28.3**
Diluted earnings per share	**$1.34**	**$1.37**
Return on average assets	**0.74%**	**0.78%**
Return on average common equity	**12.67%**	**11.21%**

ENTERPRISE FINANCIAL

SOLID RETURNS ON SHAREHOLDERS' EQUITY



11.21%
9.31%
Enterprise
Peers
Return on
Average Common Equity

Peers represent median of banks $1-10 billion, commercial loans > 20%, consumer loans < 10%
Source: SNL

ENTERPRISE FINANCIAL

C&I LOANS DRIVING GROWTH

(dollars in millions)



$2,201
$1,818
$1,766
$1,897
$2,106
Total Loans
$675
$554
$594
$763
$963
Commercial &
Industrial Loans
(26% Growth in 2012)
$613
$431
$380
$311
$306
Construction &
Residential Real
Estate Loans
2008
2009
2010
2011
2012

Excludes FDIC covered loans

FAVORABLE TREND IN LOAN MIX


2008
Commercial Real Estate - Owner Occupied
Commercial and Industrial
Commercial Real Estate - Investor Owned
Residential Real Estate/Construction/Land/ Consumer & Other

Excludes FDIC covered loans

ENTERPRISE FINANCIAL

FAVORABLE TREND IN LOAN MIX


2012
Commercial Real Estate - Owner Occupied
Commercial and Industrial
Commercial Real Estate - Investor Owned
Residential Real Estate/Construction/Land/ Consumer & Other

Excludes FDIC covered loans

IMPROVING ASSET QUALITY



2.60
2.62
1.98
2.59
2.19
2.12
1.84
Non-Performing Loans/Loans
1.74
1.91
1.61
Non-Performing Assets/Assets
1.42
1.44
0.99
0.64
0.76
Net Charge-Offs/ Average Loans
2008
2009
2010
2011
2012

Excludes FDIC covered assets

ENTERPRISE FINANCIAL

INCREASINGLY FAVORABLE CORE DEPOSIT MIX (dollars in millions)


Other
DDAs
2008
Money Markets
CDs

ENTERPRISE FINANCIAL

INCREASINGLY FAVORABLE CORE DEPOSIT MIX (dollars in millions)


Other
DDAs
2012
Money Markets
CDs

SOLID CAPITAL POSITION


12.30%
10% Regulatory Standard

Total Risk Based Capital Well Above Regulatory Standard

Tangible Capital Increased 19% in 2012

At 12/31/2012

INCREASING NET INTEREST MARGIN


Reported
Net Interest
Margin
Core
Net Interest
Margin
3.20
3.06
3.76
4.12
4.94
3.51
3.49
3.57
2008
2009
2010
2011
2012

Core net interest margin excludes incremental accretion from FDIC covered assets

ENTERPRISE FINANCIAL

TOTAL FEE INCOME INCREASING

(dollars in thousands)



$20,341
$19,877
$18,261
$22,002
$23,953
Total Fee Income*
$5,916
$4,524
$6,414
$6,841
$7,300
Wealth Management Fees
2008
2009
2010
2011
2012

*Excluding FDIC indemnification asset

2012 DIVERSIFIED FEE INCOME


Mortgage 2%
Wealth Management 31%
Service Charges 24%
Other Real Estate 9%
Security Sales 5%
Tax Credit 9%
Other 20%

Excludes FDIC indemnification asset

ENTERPRISE FINANCIAL

FAVORABLE OPERATING EFFICIENCY


57.26%
62.58%
Enterprise
Peers
Efficiency Ratio
2.68%
2.87%
Enterprise
Peers
Expenses/Assets

12 months ended December 31, 2012
Source: SNL

ENTERPRISE FINANCIAL

COVERED ASSETS CONTRIBUTION

(dollars in millions)


Balances
Loans at Fair Value
FDIC Receivable
$209
$121
$88
$486
$301
$185
$262
$201
$61
2010
2011
2012


Pre-Tax Net Revenue
$11
$28
$28
2010
2011
2012

ENTERPRISE FINANCIAL

2012 FINANCIAL SUMMARY

- Highest Ever Net Income and Earnings Per Share
- 26% C&I Loan Growth
- Nonperforming Assets Reduced by 18%
- DDA Increased to 26% of Total Deposits
- Fee Income Increased 9%*
- $28 Million Net Revenue From FDIC Covered Assets

*Excludes FDIC indemnification asset



OUR CORE PRINCIPLES CONTINUE TO SERVE US WELL

OUR ORIGINAL FORMULA FOR SUCCESS IS EVEN MORE VALUABLE:

- Focus on Private Business, the Most Attractive Segment
- Invest in Top Talent
- Bring Profitable Specialized Services to Smaller Companies
- Help Business Leaders Succeed through Enterprise University
- Independent Research Confirms Enterprise Has Highest Client Satisfaction





2013 OFF TO A GOOD START

FIRST QUARTER EARNINGS COMPARISON

(dollars in millions, except per share)

	2012	2013
Net income	**$6.2**	**$10.0**
Diluted earnings per share	**$0.31**	**$0.53**
Return on average assets	**0.68%**	**1.26%**
Return on average common equity	**10.54%**	**16.91%**

FIRST QUARTER HIGHLIGHTS

- ✔ Record Diluted Earnings Per Share
- ✔ 20% C&I Loan Growth Over Prior Year
- ✔ 14% Wealth Management Revenue Growth Over Prior Year
- ✔ Nonperforming Assets Reduced 41% From Prior Year

Summing up

RECENT EFSC VALUATION TREND



30.00
25.00
20.00
15.00
10.00
5.00
0.00
(5.00)
(10.00)
(15.00)
(20.00)
May 2012
July 2012
Sept 2012
Nov 2012
Jan 2013
Mar 2013
EFSC
KBW Bank
S&P 500

ENTERPRISE FINANCIAL

VALUATION SHIFTING FROM CAPITAL TO EARNINGS

- Investor focus has been on tangible capital during uncertain times
- EFSC has grown tangible capital, aided by FDIC acquisitions

	3/31/12	3/31/13	
Tangible BV/share	$9.74	$11.40	+17%
Market price	$11.74	$14.34	+22%
Price/tangible BV	121%	126%	124% peer median

- Emerging investor emphasis on earnings as economy recovers and earnings normalize

QUESTIONS?

Please join us to celebrate our 25th Anniversary

ENTERPRISE FINANCIAL

NET INTEREST MARGIN TO CORE NET INTEREST MARGIN

	For the Year ended		
(in thousands)	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
Net interest income (fully tax equivalent)	$143,794	$113,991	$85,015
Less: Incremental accretion income	(39,921)	(17,545)	(5,682)
Core net interest income	$103,873	$96,446	$79,333
Average earning assets	$2,909,532	$2,766,240	$2,260,858
Reported net interest margin	4.94%	4.12%	3.76%
Core net interest margin	3.57%	3.49%	3.51%